Corporate Overview Developing New Therapies for Rare Respiratory Diseases September 2025 © Savara Inc. All Rights Reserved. Exhibit 99.1

Safe Harbor Statement © Savara Inc. All Rights Reserved. Savara Inc. (“Savara” or the “Company”) cautions you that statements in this presentation that are not a description of historical fact are forward-looking statements which may be identified by the use of words such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Such statements include, but are not limited to, statements regarding the potential health benefits and risks and projected development timeline of MOLBREEVI; the timing of regulatory submissions; the potential for and impact of regulatory approval; the potential addressable patient population, market size, commercial opportunity, and competitive landscape for MOLBREEVI; Savara’s commercial launch planning activities, including disease awareness campaign, planned infrastructure, and anticipated hiring and the potential impact of those activities; GM-CSF autoantibody testing and its potential impact; and the sufficiency of our resources to fund the advancement of our development program and potential sources of additional capital. Savara may not actually achieve any of its plans or product development goals in a timely manner, if at all, or otherwise carry out its current intentions or meet the expectations or projections disclosed in its forward-looking statements, and you should not place undue reliance on these forward-looking statements. These forward-looking statements are based upon Savara's current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, the risks associated with our ability to successfully develop, obtain regulatory approval for and commercialize MOLBREEVI for autoimmune PAP; the risks and uncertainties related to the impact of widespread health concerns and geopolitical conditions on our business and operations; risks and uncertainties associated with the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations; the ability to successfully conduct clinical trials for our product candidate; the availability of sufficient resources and the timing and ability of Savara to raise additional capital as needed to fund continued operations. The risks and uncertainties facing Savara are described more fully in Savara's filings with the Securities and Exchange Commission, including our filings on Form 8-K, our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date on which they were made. Savara undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law. Third-party information included herein has been obtained from sources believed to be reliable, but the accuracy or completeness of such information is not guaranteed by, and should not be construed as a representation by, the Company. Additionally, this presentation includes internal research and estimates performed by the Company, which have not been independently verified.   MOLBREEVI (molgramostim inhalation solution) is an investigational product that has not been approved for sale or determined to be safe or effective by the U.S. Food & Drug Administration or any regulatory authority. MOLBREEVI, MY MOLBREEVI and aPAP ClearPath are trademarks of Savara. All other trademarks included herein are the property of the owners thereof and are used for reference purposes only.

Executive Leadership Team

Matthew Pauls, J.D., M.B.A.
Chair & Chief Executive Officer

Anne Erickson
Chief Business Officer

Dave Lowrance
Chief Financial & Administrative Officer

Rob Lutz, M.B.A.
Chief Operating Officer

Kate McCabe
Chief Legal Officer

Braden Parker, M.B.A.
Chief Commercial Officer

Ray Pratt, M.D. FACP
Chief Medical Officer

Sid Advant, Ph.D.
EVP, Global Technical Operations

Charles LaPree
EVP, Global Regulatory Affairs

Brian Robinson, M.D.
EVP, Global Medical Affairs

Yasmine Wasfi, M.D., Ph.D.
EVP, Clinical Operations/Development

© Savara Inc. All Rights Reserved.
3

Autoimmune Pulmonary Alveolar Proteinosis (autoimmune PAP) Overview and Burden of Disease © Savara Inc. All Rights Reserved.

Autoimmune PAP: Disease of Alveolar Macrophage Dysfunction © Savara Inc. All Rights Reserved. Alveoli need surfactant to keep from collapsing GM-CSF is critical for alveolar macrophage function and allows for alveolar surfactant homeostasis, structure, function, and host defense NORMAL vs ABNORMAL ALVEOLUS Surfactant accumulation blocks movement of oxygen from the alveoli into the blood Reduced blood oxygenation results in difficulty breathing and, ultimately, hypoxemic respiratory failure Rare lung disease caused by GM-CSF autoantibodies which block GM-CSF signaling and reduce surfactant clearance Autoimmune PAP GM-CSF Autoantibodies GM-CSF GM-CSF autoantibodies Alveolus in autoimmune PAP Normal Alveolus Thin surfactant layer Thick surfactant layer Alveolar epithelial cells GM-CSF GM-CSF Normal oxygen delivery Reduced oxygen delivery Foamy alveolar macrophage (lipid filled) Normal alveolar macrophage Air-filled alveolus Surfactant-filled alveolus

Autoimmune PAP is a Rare, Long-Term, Chronic Lung Disease

No approved drugs in the U.S. or Europe for autoimmune PAP, only treatment option is an invasive procedure

Progressive Shortness of Breath

- With impaired gas exchange, patients may experience shortness of breath
- At first it occurs upon exertion, but as disease progresses, it can occur even when a person is at rest

Fatigue, Decreased Exercise Tolerance

- Fatigue and significantly reduced exercise capacity can dramatically impact the simplest of daily activities, e.g., getting winded walking up a flight of stairs

Cough and Episodes of Fever

- Cough, sputum production, and episodes of fever, especially if secondary lung infection develops

Increased Risk of Infection

- Serious infections, the most common and threatening complications of autoimmune PAP, occur in 5–13% of patients and account for 18–20% of deaths[1-4]

Fibrosis and Lung Transplant

- Over time, autoimmune PAP can lead to pulmonary fibrosis and respiratory failure which can be fatal and may require lung transplantation

1. Trapnell Nat Rev Dis Primers 2019; 2. Seymour AJRCCM 2002; 3. Inoue AJRCCM 2008; 4. Jouneau Respirology 2020

© Savara Inc. All Rights Reserved.
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Whole Lung Lavage (WLL):

- Performed under anesthesia and requires hospitalization, a team of experienced HCPs, and surgical resources
- Does not correct underlying pathophysiology of the disease or prevent abnormal surfactant accumulation and often needs to be repeated
- Patients describe WLL as burdensome and emotionally taxing
- Long-term negative impact (potential lung damage) of repeated WLL procedures is unknown

A Lung Lavage is an Invasive Procedure Performed in a Tertiary Center and is Not Standardized


SALINE FLUID
VENTILATOR
LAVAGE LUNG WITH SURFACTANT ACCUMULATION
VENTILATED LUNG
DOUBLE-LUMEN ENDOTRACHEAL TUBE



Requires insertion of double-lumen endobronchial tube for lung separation → Treated lung is repeatedly filled with up to 15-50L of saline and then drained by gravity → Patient is percussed to emulsify the surfactant sediment → Saline is drained by gravity and continued until lavage fluid becomes clear

Sources: 1: Campo, Assessment and Management of PAP in a Reference Center, Orphanet Jour. of Rare Dis., 2013; 2: Campo, Nat. History of PAP Data from Italian Nat. Reference Center, ERJ, 2019.; Seymour, J. J. Pulmonary alveolar proteinosis: Progress in the First 44 Years, Am. J. Respir Crit. Care Med, 2002. 3: Udwadia, Jain. NEJM (2007) 357:19, 4 McCarthy, Autoimmune Pulmonary Alveolar Proteinosis, Amer. Journal of Respiratory and Critical Care Med., 2022.

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© Savara Inc. All Rights Reserved.

© Savara Inc. All Rights Reserved. Disease Burden: Autoimmune PAP Patients Have Significantly Higher Rates of Healthcare Utilization and Comorbidities1 Charlson Comorbidity Index (CCI)* Outpatient/Inpatient visits (~11 outpatient/~2 inpatient per year) Emergency Room Visits (~1 per year) Longer hospital stays (~3 days per year) PAP: 1.44 ± 1.96 Age, Gender, Geography Matched Controls: 0.41 ± 1.11 P value: <0.05 PAP: 10.7 ± 10.9 outpatient/ 2.3 ± 7.8 inpatient Age, Gender, Geography Matched Controls: 4.0 ± 7.0 outpatient/ 0.38 ± 2.5 inpatient P value: <0.001 outpatient/0.001 inpatient PAP: 1.0 ± 2.3 Age, Gender, Geography Matched Controls: 0.29 ± 1.0 P value: <0.001 PAP: 2.8 ± 7.6 Age, Gender, Geography Matched Controls: 0.56 ± 2.9 P value: <0.001 *Developed to classify comorbid conditions which may influence mortality risk. Most widely used comorbidity index used to determine survival rates in patients with multiple comorbidities. 3.5x Vs. matched controls +245% Vs. matched controls +167% outpatient +505% inpatient Vs. matched controls 5.0x Vs. matched controls Lee, et al. Orphanet J Rare Dis. 2025; 20:73.

Patient Perspectives on Living with Autoimmune PAP © Savara Inc. All Rights Reserved. TO HEAR THESE PATIENTS' STORIES, PLEASE VISIT WWW.SAVARAPHARMA.COM With whole lung lavage being the only treatment option, it’s terrifying. The best way to describe it in layman’s terms, it’s like a car wash for your lungs. Having an alternative treatment from whole lung lavage would mean the world to me, it would give me the opportunity to get my life back. To give me the freedom of what I had before autoimmune PAP. - Kelsea “ ” Overall, when the surfactant builds up, I notice how much more tired I get, walking from the basement to the first floor will wind me, I’ll get chest congestion and cough up yellow mucus. So, every 8 months surfactant builds up and I’ll need the whole lung lavage, and it causes a lot of anxiety knowing I will need to keep having them. Having had multiple lung lavages over the years; there needs to be more options when it comes to managing autoimmune PAP." - Eric “ ”

Disease Burden: Journey of an Autoimmune PAP Patient[1]

CURRENT JOURNEY

Symptoms and Experience Before Diagnosis

12 MONTHS

FROM FIRST EXPERIENCING SYMPTOMS TO SEEING A PHYSICIAN

- Insidious development
- Battery of diagnostic tests
- Typically misdiagnosed as pneumonia coupled with incorrect treatment
- Cycles of misdiagnosis for months to years
- Eventual referral to a pulmonologist for full pulmonary work-up

Diagnosis with Autoimmune PAP

18 MONTHS

AVERAGE TIME FROM FIRST SEEING A PHYSICIAN TO DIAGNOSIS

- Autoimmune PAP diagnosis

Treatment

- Whole lung lavage (WLL)
- Potential off-label therapies

POTENTIAL FUTURE JOURNEY

aPAP ClearPath Testing Program

- Created to reduce barriers to testing and educate physicians and patients on how testing may be used to help confirm or rule out autoimmune PAP

MOLBREEVI*

- Clinically meaningful positive Phase 3 results that suggest MOLBREEVI may address the pathophysiology of autoimmune PAP
- Favorable benefit/risk profile
- Well tolerated
- Dec. 2025: Plan to resubmit BLA

1. Ataya, et al. J.R.Med.2025 Feb.11:107990

**MOLBREEVI is the FDA and EMA conditionally accepted trade name for molgramostim inhalation solution. It is not approved in any indication.*

© Savara Inc. All Rights Reserved.
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MOLBREEVI* © Savara Inc. All Rights Reserved. *MOLBREEVI is the FDA and EMA conditionally accepted trade name for molgramostim inhalation solution. It is not approved in any indication. (molgramostim inhalation solution)

© Savara Inc. All Rights Reserved. Once daily 300 µg inhaled MOLBREEVI (inhaled biologic) Proprietary eFlow® Nebulizer System (PARI) Optimized for MOLBREEVI administration Well-established manufacturer of devices used for inhalation therapy 5 FDA approved nebulizers based on eFlow® Technology Savara Investigational Drug-Device Treatment for Autoimmune PAP Nebulization Time: ~5 minutes

Summary of IMPALA-2 Results

PRIMARY ENDPOINT (MOLBREEVI vs placebo)

- Change from baseline to Week 24 in DLco% (p=0.0007)[1]

SECONDARY ENDPOINTS (MOLBREEVI vs placebo)

- Change from baseline to Week 48 in DLCO% (p=0.0008)[1]
- Change from baseline to Week 24 in SGRQ Total Score (p=0.0072)[1]
- Change from baseline to Week 24 in SGRQ Activity Score (p=0.0149)[2]
- Change from baseline to Week 48 in Exercise Capacity (p=0.0234)[2]

SAFETY and TOLERABILITY

- Well-tolerated; low treatment discontinuation rate (3%), none due to drug-related adverse events
- 100% of patients who completed the double-blind period enrolled into the open-label period

DLco%, hemoglobin-adjusted percent predicted diffusing capacity of the lungs for carbon monoxide; SGRQ, St. Georges Respiratory Questionnaire.
[1]Statistically significant.[2]Nominally significant.

© Savara Inc. All Rights Reserved.
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Phase 3 IMPALA-2 Trial Design © Savara Inc. All Rights Reserved. PRIMARY ENDPOINT Change from baseline in DLCO at W24 6-Week Screening Period 1: Double-blind (top line) Period 2: Open-label (ongoing, not part of top line results) SECONDARY ENDPOINTS Change from baseline in: DLCO at W48 SGRQ Total Score at W24 and W48 SGRQ Activity Score at W24 and W48 Exercise Capacity at W24 and 48 DLCO ≤70% predicted at first screening and baseline Change in % predicted DLCO <15% points to ensure stably impaired patients n=81 n=83 BL W48 W24 = Primary efficacy analyses MOLBREEVI 300 μg daily dosing placebo MOLBREEVI 300 μg daily dosing = Durability of efficacy / safety W144

Discontinuations in Double-Blind Period Were Low: 3%

Participation in Open Label Period Was High: 100% of Double-Blind Period Completers

IMPALA-2 PATIENT DISPOSITION



Screened
(n=286)
Ineligible Patients (n=122)
Randomized
(n=164)
MOLBREEVI
n=81
Placebo
n=83
Treatment
Discontinuation
2 AEs*
Week 48 Completers
n=79 (97.5%)
Week 48 Completers
n=80 (96.4%)
Treatment
Discontinuation
1 AE*
1 Pregnancy
1 Lost to follow up
Entered Open Label Period
n=160** (100%)

*Not considered trial drug related

**One placebo patient stopped blinded trial drug but continued trial participation through Week 48 and entered the open label period

© Savara Inc. All Rights Reserved.
15

Demographics in IMPALA-2 Were Well-Balanced Across Treatment Groups © Savara Inc. All Rights Reserved. MOLBREEVI N=81 Placebo N=83 Age years Mean (SD) 50.8 (13.03) 48.4 (12.69) Sex n (%) Male Female 44 (54.3) 37 (45.7) 54 (65.1) 29 (34.9) Race n (%) White Asian Black or African American Other 38 (46.9) 36 (44.4) 3 (3.7) 4 (4.9) 40 (48.2) 37 (44.6) 2 (2.4) 4 (4.8) DLCO at baseline Mean (SD) 52.6 (11.71) 52.6 (10.39) DLCO stratification group ≤ 50% > 50% 31 (38.3) 50 (61.7) 32 (38.6) 51 (61.4)

IMPALA-2: MOLBREEVI Superior to PBO on Change from Baseline in DLCO at W24 (primary endpoint) and W48 (secondary endpoint)


MOLBREEVI (n=81)
Placebo (n=83)
Change from Baseline
LSM ± SE
15
10
5
0
0 4 8 12 16 20 24 28 32 36 40 44 48
Weeks

	LSM Change from Baseline	Between-Group LSM Difference*	P-value
Week 24	Mol: 9.8 Pbo: 3.8	6.00	0.0007
Week 48	Mol: 11.6 Pbo: 4.7	6.90	0.0008

The minimal clinically important difference (MCID) in change in DLCO is 10% in progressive pulmonary fibrosis and 11% in severe COPD.[1] MOLBREEVI in autoimmune PAP showed a ~10% increase from baseline at W24 and ~12% increase from baseline at W48.

1 Raghu G, Remy-Jardin M, Richeldi L, et al. Idiopathic Pulmonary Fibrosis (an Update) and Progressive Pulmonary Fibrosis in Adults: An Official ATS/ERS/JRS/ALAT Clinical Practice Guideline. Am J Respir Crit Care Med 2022;205:e18-e47; Horita N, Miyazawa N, Kojima R, Inoue M, Ishigatsubo Y, Kaneko T. Minimum clinically important difference in diffusing capacity of the lungs for carbon monoxide among patients with severe and very severe chronic obstructive pulmonary disease. COPD 2015;12:31-7.

**Mean change from baseline compared with placebo. P-values are for difference in LSM compared with placebo and met the threshold required in the pre-specified hierarchical testing procedure to control the overall Type 1 error rate at 0.05. DLCO%, hemoglobin-adjusted percent predicted diffusing capacity of the lungs for carbon monoxide; LSM, least squares mean; Mol, MOLBREEVI; Pbo, placebo; SE, standard error.*

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17

IMPALA-2: MOLBREEVI Superior to PBO on Change From Baseline in SGRQ Total Score at W24, Favorability Continues Through W48


Change from Baseline
LSM ± SE
5
0
-5
-10
-15
-20
Placebo (n=83)
MOLBREEVI (n=81)
0 4 8 12 16 20 24 28 32 36 40 44 48
Weeks

	LSM Change from Baseline	Between-Group LSM Difference*	P-value
Week 24	Mol: -11.5 Pbo: -4.9	-6.59	0.0072†
Week 48	Mol: -10.7 Pbo: -5.9	-4.87	0.1046

*Mean change from baseline compared with placebo. P-values are for difference in LSM compared with placebo. †Statistically significant: met the threshold required in pre-specified hierarchical testing procedure to control the overall Type 1 error rate at 0.05. HRQoL, health-related quality of life; LSM, least squares mean; Mol, MOLBREEVI; Pbo, placebo; SE, standard error; SGRQ, St. George's Respiratory Questionnaire.

© Savara Inc. All Rights Reserved.
18

IMPALA-2: MOLBREEVI Nominally Significant on Change From Baseline in SGRQ Activity Score at W24, Favorability Continues Through W48



Change from Baseline
LSM ± SE
5
0
-5
-10
-15
-20
Placebo (n=83)
MOLBREEVI (n=81)
0 4 8 12 16 20 24 28 32 36 40 44 48
Weeks

	LSM Change from Baseline	Between-Group LSM Difference*	P-value
Week 24	Mol: -13.0 Pbo: -5.2	-7.81	0.0149†
Week 48	Mol: -13.4 Pbo: -7.4	-5.99	0.1216

*Mean change from baseline compared with placebo. P-values are for difference in LSM compared with placebo. †P-value nominally significant: P-value ≤0.05 but did not meet the p-value threshold required in the pre-specified hierarchical testing procedure. HRQoL, health-related quality of life; LSM, least squares mean; Mol, MOLBREEVI; Pbo, placebo; SE, standard error; SGRQ, St. George's Respiratory Questionnaire.

© Savara Inc. All Rights Reserved.

19

IMPALA-2: MOLBREEVI Nominally Significant on Change From Baseline in Exercise Capacity (Peak METs) at W48 © Savara Inc. All Rights Reserved. *Mean change from baseline compared with placebo. P-values are for difference in LSM compared with placebo. †P-value nominally significant: P-value ≤0.05 but did not meet the p-value threshold required in pre-specified hierarchical testing procedure. LSM, least squares mean; MET, metabolic equivalent; Mol, MOLBREEVI; Pbo, placebo; SE, standard error. Placebo (n=83) MOLBREEVI (n=81) LSM Change from Baseline Between-Group LSM Difference* P-value Week 24 Mol: 1.11 Pbo: 0.70 0.41 0.0845 Week 48 Mol: 1.13 Pbo: 0.58 0.55 0.0234†

IMPALA-2 Demonstrated That MOLBREEVI Reduces Pulmonary Surfactant Burden: Ground Glass Opacity Score at W24 © Savara Inc. All Rights Reserved. *P-value based on post-hoc analysis. GGO, ground glass opacity. MOLBREEVI (N=78) Placebo (N=79) p=0.0004* Baseline After 24 weeks on MOLBREEVI

Whole Lung Lavage (WLL) was Permitted as a Rescue Therapy During the IMPALA-2 Trial © Savara Inc. All Rights Reserved. 17 (~10%) patients underwent at least one lung lavage

IMPALA-2 Safety Summary: MOLBREEVI Was Well-Tolerated © Savara Inc. All Rights Reserved. Treatment Emergent Adverse Events MOLBREEVI N=81 n (%) Placebo N=83 n (%) Any 69 (85) 71 (86) Severe 13 (16) 16 (19) Treatment related 20 (25) 16 (19) Serious 14 (17) 20 (24) Not treatment related 13 (16) 20 (24) Treatment related1 1 (1) 0 Leading to death 0 0 Leading to trial drug discontinuation 2 (2) 1 (1) Special interest (chest pain, hypersensitivity) 9 (11) 6 (7) Serious and of special interest 0 1 (1) 1SAE of delusions resulting in psychiatric hospitalization in patient with a past medical history of seizure disorder treated with levetiracetam; the event was assessed as possibly related to study drug by the investigator.

IMPALA-2 Safety Summary: Most Common Adverse Events © Savara Inc. All Rights Reserved. ADVERSE EVENTS IN >10% OF PATIENTS IN ANY TREATMENT ARM DURING DOUBLE-BLIND TREATMENT PERIOD Treatment Emergent Adverse Events MOLBREEVI (N=81) n (%) Placebo (N=83) n (%) Any 69 (85) 71 (86) Most common COVID-19 18 (22) 8 (10) Cough 17 (21) 18 (22) Pyrexia 11 (14) 9 (11) Nasopharyngitis 11 (14) 7 (8) Arthralgia 9 (11) 7 (8) Headache 9 (11) 7 (8) Diarrhea 9 (11) 2 (2) Alveolar proteinosis 4 (5) 12 (14) Treatment related 20 (25) 16 (19)

Overview of IMPALA-2 Results: Top Line, DSS, Responder Analyses, and GGO Data

	Measure	Timeframe	P-Value / Results
Pulmonary gas exchange	DLCO%	Week 24 Week 48	**0.0007** **0.0008**
	Disease Severity Score (DSS)	Week 24 Week 48	**0.0239*** **0.0006***
	Responder Analysis - DLco%	Weeks 24 and 48	Significantly higher proportions of patients achieved each responder threshold (5%, 7%,10%) with MOLBREEVI compared to placebo
Respiratory health-related quality of life	SGRQ Total Score	Week 24 Week 48	**0.0072** 0.1046
	SGRQ Activity Score	Week 24 Week 48	**0.0149†** 0.1216
	Responder Analysis – SGRQ Total	Week 24 Week 48	Numerically (W24) & significantly (W48) higher proportions of patients achieved each responder threshold (-4, -8, -12-points) with MOLBREEVI compared to placebo
Patient functionality	Exercise Capacity (Peak METs)	Week 24 Week 48	0.0845 **0.0234†**
Surfactant burden	Chest Computed Tomography – GGO	Week 24	**0.0004***
	Whole Lung Lavage	Over 48 Weeks	Numerically favorable to MOLBREEVI compared to placebo

*Post-hoc analysis. †P-value nominally significant: P-value ≤ 0.0500 but did not meet the p-value threshold required in the pre-specified hierarchical testing procedure.

DLco%, hemoglobin-adjusted percent predicted diffusing capacity of the lungs for carbon monoxide; GGO, ground glass opacification; METs, metabolic equivalents; SGRQ, St. George's Respiratory Questionnaire.

© Savara Inc. All Rights Reserved.
25

Results from IMPALA and IMPALA-2 Clinical Trials Were Published in the New England Journal of Medicine © Savara Inc. All Rights Reserved. Published online on 9/2/2020. Published online on 8/21/2025. IMPALA RESULTS IMPALA 2 RESULTS

Real-World, Retrospective Outcomes Data Suggest MOLBREEVI Addresses Underlying Pathophysiology of Autoimmune PAP

Case Series Evaluated 5 aPAP Patients Who Received MOLBREEVI Through Single Patient Access

Prior to Treatment

- All 5 patients had
  - CT tomography scan patterns
  - Bronchoalveolar lavage findings
  - Characteristic PAP symptoms
  - Positive GM-CSF antibody test
- Mean duration of therapy: 4.2 years
- 4 patients had ≥ 1 WLL prior to taking MOLBREEVI

Post Treatment

- MOLBREEVI treatment led to
  - Improved lung function
  - Decreased disease burden
  - Restored patient functionality
  - Reduced clinical symptoms
- 0 patients required WLL after >1 year on MOLBREEVI
- Treatment was well tolerated, no reported SAEs

ALL 5 PATIENTS RESPONDED TO TREATMENT WITH MOLBREEVI

TABLE 1 Continued

	Patient 1	Patient 2	Patient 3	Patient 4	Patient 5
Clinical outcome	Overall improvement Decrease in oxygen demand Improved PFTs and radiological findings	Rapid clinical improvement Improved PFTs and radiological findings	Improved No longer needed O_2 supplementation Improved PFTs and radiological findings	Improved, without further need for O_2 supplementation Improved PFTs and radiological findings	Improved, without need for O_2 at rest Improved PFTs and radiological findings
HRCT before treatment with molgramostim inhalation solution	Jan 2019 	March 2020 	Jan 2018 	Aug 2018 	Dec 2022¶ 
HRCT after treatment with molgramostim inhalation solution	June 2020, after 1 year on molgramostim 	Jan 2021, after 10 months on molgramostim 	June 2023, after 3.5 years on molgramostim 	Aug 2022, after 4 years on molgramostim 	Feb 2024, after 14 months on molgramostim 

Montaño C, Bendstrup E, Rønnov-Jessen I, et al. *ERJ Open Res* 2025;11:00567-2024.

© Savara Inc. All Rights Reserved.
27

Regulatory and Intellectual Property © Savara Inc. All Rights Reserved.

Planned U.S. and European Regulatory Timeline US Started BLA Rolling Submission EU Completed BLALA Submission BLA Resubmission  with Fuji as DS Manufacturer Potential Approval* MAA Submission Potential Approval © Savara Inc. All Rights Reserved. *Assumes Priority Review is granted by the FDA UK MAA Submission Potential Approval

MOLBREEVI in Autoimmune PAP Regulatory and IP Summary © Savara Inc. All Rights Reserved. Upon Biologics License Application (BLA) approval FDA would grant 12 years marketing exclusivity BIOLOGIC EXCLUSIVITY US Orphan Drug Designation (eligible for 7 years exclusivity) Fast Track Designation Breakthrough Therapy Designation EUROPE Orphan Drug Designation (eligible for 10 years exclusivity) UK Innovation Passport Designation Promising Innovative Medicine Designation REGULATORY DESIGNATIONS INTELLECTUAL PROPERTY Pending patent applications for drug formulation and methods of use including treating aPAP with MOLBREEVI Worldwide exclusive license to proprietary eFlow® Nebulizer System (PARI) for MOLBREEVI in aPAP and pending joint patent application with PARI for the drug/device combination Proprietary cell bank

Commercial Update © Savara Inc. All Rights Reserved.

Commercial Launch Planning Advancing Against Near-Term Objectives © Savara Inc. All Rights Reserved. Expand awareness of autoimmune PAP and educate on the importance of early testing Build critical capabilities to facilitate access to MOLBREEVI post approval Hire and onboard key commercial roles to expand core activities AWARENESS INFRASTRUCTURE PERSONNEL

Autoimmune PAP Disease State Awareness Campaign Multi-channel effort across healthcare professionals (HCP) and patients © Savara Inc. All Rights Reserved. HCP DSA Campaign Patient DSA Campaign

aPAP ClearPath: No Charge Third-Party Testing Program in the U.S.* © Savara Inc. All Rights Reserved. Launched March 2025 Simple finger prick performed in a physician’s office Removes logistical challenges to serum testing ILD program to be expanded, leveraging DBS test** SERUM TEST Launched December 2023 Venous blood draw in a physician’s office Used in Interstitial Lung Disease (ILD) Clinic Pilot Program** DRIED BLOOD SPOT (DBS) TEST * Patients, healthcare professionals, or payers are not charged for this program. ** HCP’s and patients who use this program have no obligation to recommend, purchase, order, prescribe, promote, administer, use, or support any Savara product or product candidate. Created to reduce barriers to GM-CSF autoantibody testing and educate physicians and patients on how testing may be used to help confirm or rule out autoimmune PAP**

Exclusive Specialty Pharmacy with Integrated Patient Services Right-sized model for first-to-market solution for orphan condition © Savara Inc. All Rights Reserved. Single source pharmacy will service all patients with direct shipments and ongoing support Smaller patient population is best served by a single specialty pharmacy Consistency Seamless provision of services Clear visibility to all patient data to inform key performance indicators Currently evaluating partners Relevant pulmonary experience Demonstrated track record of exceptional patient and provider services SPECIALTY PHARMACY Insert Image

MyMolbreevi: Best in Class Support Program in Development Program aims to reduce access barriers for appropriate MOLBREEVI patients post approval © Savara Inc. All Rights Reserved. Clinical education Pharmacist calls Device training Nurse educators Adherence support Financial assistance Commercial co-pay program Free drug for eligible patients PATIENT SERVICES PRESCRIBER SERVICES Streamlined prescribing Prior authorization checklist Sample letter of medical necessity Sample letter of appeal Insurance services Prior authorization Appeals Case management approach Dedicated care navigator Single point of contact

Overwhelming Support for MOLBREEVI Across Stakeholders

U.S. PULMONOLOGISTS

83%

Likely to prescribe **MOLBREEVI regardless of severity** of disease

Perceived MOLBREEVI as superior to current options based on:

- Overall efficacy
- Simple, standard nebulizer
- Favorable safety profile
- FDA approval

Savara 2024 Qualitative Research: N=10 US KOLs and high-volume pulmonologists; Quantitative research: N=78 HCPs

U.S. PAYERS

87%

Intend to cover MOLBREEVI with typical Prior Authorization criteria when priced between $300-500K annually

Not concerned about impact on pharmacy budget

Recognize the significant disease burden associated with autoimmune PAP

Savara 2024 U.S. payer pricing and reimbursement research: N=10 representing ~88M covered lives

U.S. PATIENTS

100%

Think new, non-invasive PAP treatments are needed

WOULD ask their doctor to prescribe MOLBREEVI

WOULD take MOLBREEVI if their doctor recommended it

Savara 2024 Patient Advisory Board meetings: N = 7 aPAP patients

© Savara Inc. All Rights Reserved.
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Market Development Team Broadens market reach and accelerates pre-launch activities © Savara Inc. All Rights Reserved. Projected market development team of ~25 people (including leadership) Target list of accounts expanded beyond current field medical list to broaden reach Territory managers will be added in waves gated to key milestones Key activities include: Profiling accounts to gain line of sight into currently diagnosed patients Autoimmune PAP disease awareness and education Antibody testing education Head, Market Development Regional Director Regional Director Regional Director Territory Managers Territory Managers Territory Managers

Studies on Autoimmune PAP Epidemiology Range From 6-26 Patients P/Million © Savara Inc. All Rights Reserved. REFERENCE METHODOLOGY INCIDENCE PER MILLION DIAGNOSED PREVALENCE PER MILLION DIAGNOSED PREVALENCE Inoue 2008 Registry based in Niigata, Japan 0.48 (0.23-1.00) 6.2 (3.8-10.3) McCarthy 2018 US insurance claims data, 2008-2012 Not reported 6.3 (5.2-7.6) Kimura 2025 Japanese insurance claims data, 2014-2020 Avg: 1.57 (1.4-1.8) 8.5 (7.1-9.7) REFERENCE METHODOLOGY INCIDENCE PER MILLION DIAGNOSED PREVALENCE PER MILLION DIAGNOSED PREVALENCE Kitamura 2019 Update of Niigata registry 1.66 (1.2-2.2) 26.6 (9.0-73.0) IMPLIED US PATIENTS IMPLIED EU* PATIENTS IMPLIED JAPAN PATIENTS TOTAL IMPLIED PATIENTS ~2,077 ~2,027 ~775 ~4,879 ~2,111 ~2,060 ~788 ~4,959 ~2,848 ~2,778 ~1,063 ~6,689 IMPLIED US PATIENTS IMPLIED EU PATIENTS IMPLIED JAPAN PATIENTS TOTAL IMPLIED PATIENTS ~8,911 ~8,698 ~3,325 ~20,934 Published Autoimmune PAP Epidemiology Studies *EU = France, German, Italy, Spain + UK Inoue, et al Am J Respir Crit Care Med Vol 177. pp 752–762, 2008; McCarthy, et al. Orphanet Journal of Rare Diseases (2018) 13:129; Kimura, et al. ERJ Open Res 2025; 11: 00666-2024; Kitamura, et al. ERJ Open Res 2019; 5: 00190-2018

2025 U.S. Claims Data Analysis Indicates Autoimmune PAP Market is ~50% Larger than Previously Projected

U.S. AUTOIMMUNE PAP MARKET

	2023 U.S. Claims Data Analysis*	2025 U.S. Claims Data Analysis**
Diagnosed PAP Patients (Unique Patients with J84.01 Claim)	4,041	6,158
Reduced by 10% for autoimmune PAP		
Autoimmune PAP Patients (~90% of Diagnosed PAP Patients)	3,637	5,542

~50% increase

PAP PATIENT ELIGIBILITY

- Received a PAP diagnosis – ICD-10 code of: **J84.01**
- Filed active claims within the last 2.5 years
- Validated with additional clinical inclusion criteria
  - At least 2+ J84.01 diagnoses, 30+ days apart

    OR

  - At least one J84.01 diagnosis and ≥ 1 of the following:
    - Diagnosed or referred by appropriate HCP specialty
    - 3+ pulmonologist visits
    - Qualifying procedures or treatments
    - Associated symptom diagnoses

* Reporting Period 2008-2023; Patient Stabilization Period (3/1/2021 - 2/28/2023), projected
** Reporting Period: 2017-2025; Patient Stabilization Period (1/1/2023 to 6/30/2025), not projected
With a 3-4 month data lag in claims, not all H1 2025 claims are present

© Savara Inc. All Rights Reserved.
40

More Comprehensive Data Source, Larger Number of Records, and Newer Claims Account for Increase in Patients

2023 U.S. CLAIMS DATA ANALYSIS

~3,600

Coverage: ~300M lives

Dataset: Open-source

Data capture: ~30B records

Reporting period: 2008-2023

Patient stabilization period*: 2021 – 2023

PROJECTED FOR TOTAL U.S. POPULATION

2025 U.S. CLAIMS DATA ANALYSIS (Second Source Dataset)

~5,500

Coverage: ~300M lives

Dataset: Open- and closed-source

Data capture: ~100B records

Reporting period: 2017-2025

Patient stabilization period:** 2023 – 2025

NOT PROJECTED FOR TOTAL U.S. POPULATION

Each patient must have evidence of at least 1 medical or pharmacy claim in last 2 years. Patient Stabilization Period (3/1/2021 - 2/28/2023), projected

*** Each patient must have evidence of at least 1 medical or pharmacy claim in last 2.5 years. Patient Stabilization Period (1/1/2023 to 6/30/2025), not projected*

© Savara Inc. All Rights Reserved.

U.S. Centers Prioritized Based on Autoimmune PAP Experience

Goal: Line of Sight to 1,000 Patients at Launch to Maximize Early Launch Phase

U.S. PATIENTS / HCP HEAT MAP[1]


UNITED STATES
Denver
Ottawa
Boston
New York
Phoenix
Hermosillo
Chihuahua
Monterrey
San Antonio

[1] Data from 2023 U.S. Insurance Claims Analysis conducted by Savara

COEs†

ILD Centers*

General Pulmonary Centers

Currently have line of sight to ~750 patients

- Confirmed location
- Treating physician
- Patient management

†PAP Center of Excellence (COE) includes healthcare organizations listed on PAP Foundation website, IMPALA-2 clinical trial sites, and other sites of expertise
**ILD clinics are dedicated to the management of patients with a wide variety of interstitial lung diseases that can range from pulmonary fibrosis to rare lung diseases*

© Savara Inc. All Rights Reserved.

42

Europe (EU4+UK) Market Development is Underway 43 © Savara Inc. All Rights Reserved. TREATMENT CENTER MAPPING1 Country Key Centers1 Est. TAM2 Germany 11 ~1,300 UK 25 ~1,104 France 24 ~1,104 Italy 16 ~944 Spain 12 ~784 Total 88 ~5,200 1 Savara 2024 EU4+ UK Primary (N= 6 EU4+ UK Principal Investigators, 5 EU4+UK Lab Directors) and Secondary Market Research 2 Data from 2025 U.S. Insurance Claims Analysis commissioned by Savara and extrapolated based on geographic population; TAM, Total addressable market 3 Enrolled across 15 IMPALA-2 sites in the EU, UK, and Turkey Autoimmune PAP Centers of Excellence identified (8) 62 patients in Europe enrolled in IMPALA-2 trial open-label extension3

MOLBREEVI: U.S. Commercial Opportunity © Savara Inc. All Rights Reserved. MOLBREEVI Clinically meaningful benefit Strong stakeholder interest Orphan drug pricing potential Chronic dosing Small customer facing footprint Exclusive pharmacy network 12-year biologic exclusivity (U.S.) Biosimilar competition unlikely High disease burden No FDA approved therapies Whole lung lavage is invasive and not standardized Significant Unmet Need Significant Commercial Opportunity Efficient Rare Disease Model Long Term Exclusivity

Financials © Savara Inc. All Rights Reserved.

- **Cash runway into 1Q 2027**
  - ~$146M in cash and short-term investments as of 6/30/25
- **Strong investor support with coverage from 7 equity research analysts**

Financial Highlights

ANALYST COVERAGE

Jefferies	Andrew Tsai
Piper Sandler	Yasmeen Rahimi, PhD
Guggenheim Securities	Vamil Divan, MD, MBA
Oppenheimer	Andreas Argyrides
Citizens	Jonathan Wolleben
H.C. Wainwright	Andrew Fein
Wells Fargo	Tiago Fauth

© Savara Inc. All Rights Reserved.
46

Near- and Long-Term U.S. Market Opportunity in Autoimmune PAP is Sizeable © Savara Inc. All Rights Reserved. Current U.S. TAM of autoimmune PAP patients >$2B Potential U.S. Opportunity $400K-$500K ~5,500 Orphan rare disease potential pricing power Patents currently being prosecuted Multiple Biologic exclusivity in U.S. upon approval Durable revenue stream with biosimilar competition unlikely 12-years Long-term TAM = Total addressable market

THANK YOU © Savara Inc. All Rights Reserved.